Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Atlantic BancGroup, Inc. (the "Company"), on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Barry W. Chandler, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:  March 19, 2004                   By:/s/ Barry W. Chandler
                                           --------------------------------
                                           Barry W. Chandler, President and
                                           Chief Executive Officer